UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 22, 2024, the stockholders of Tandem Diabetes Care, Inc. (the “Company”) approved the Company’s 2013 Employee Stock Purchase Plan, as amended, and the Company’s 2023 Long-Term Incentive Plan, as amended, as described in Item 5.07 below. A summary of the principal features of the Company’s 2013 Employee Stock Purchase Plan, as amended, is set forth under the heading “Proposal 2 – 2013 Employee Stock Purchase Plan, as Amended” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2024 (the “Proxy Statement”). A summary of the principal features of the Company’s 2023 Long-Term Incentive Plan, as amended, is set forth under the heading “Proposal 3 – 2023 Long-Term Incentive Plan as Amended” contained in the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2024, the Company held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). There were 64,563,476 shares of the Company’s common stock (“Common Stock”) outstanding on March 25, 2024, the record date for the Annual Meeting. At the Annual Meeting, 54,562,542 shares of Common Stock were present virtually or represented by proxy.

The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Proxy Statement.

Proposal 1: To elect nine directors for a one-year term expiring at the 2025 annual meeting of stockholders. The stockholders elected nine directors by the following votes:

Name of Director	For	Against	Abstain	Broker Non-Votes
Rebecca Robertson	47,954,795	2,561,515	32,594	4,013,638
Dick Allen	45,909,796	4,617,309	21,799	4,013,638
Myoungil Cha	49,683,636	842,355	22,913	4,013,638
Peyton Howell	49,481,630	1,045,778	21,496	4,013,638
Joao Malagueira	50,040,471	484,790	23,643	4,013,638
Kathleen McGroddy-Goetz	48,668,928	1,846,379	33,597	4,013,638
John Sheridan	50,341,404	186,616	20,884	4,013,638
Rajwant Sodhi	48,933,345	1,594,611	20,948	4,013,638
Christopher Twomey	45,464,764	5,049,109	35,031	4,013,638

Proposal 2: To approve the Company's 2013 Employee Stock Purchase Plan, as amended, to increase the number of shares authorized for issuance under the plan by 3,000,000 shares. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
50,419,028	117,501	12,375	4,013,638

Proposal 3: To approve the Company’s 2023 Long-Term Incentive Plan, as amended, to increase the number of shares authorized for issuance under the plan by 3,000,000 shares. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
47,565,578	2,958,516	24,810	4,013,638

Proposal 4: To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
47,949,063	2,300,733	299,108	4,013,638

Proposal 5: To ratify of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountant for the year ending December 31, 2024. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,170,669	1,369,000	22,873	None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: May 23, 2024
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